SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 15, 1995

                        NEW JERSEY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)





         New Jersey                    1-8359                   22-2376465
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

     1415 Wyckoff Road                                         07719
      Wall, New Jersey                                       (Zip Code)
(Address of principal executive
         offices)

                                 (908)938-1480
              (Registrant's telephone number, including area code)





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Item 5. Other Items

On March 15, 1995 New Jersey Resources Corporation (the Company) announced that Chairman, President and Chief Executive Officer Oliver G. Richard III will resign from the Company and the Board of Directors effective March 31, 1995. Mr. Richard will become Chairman, Chief Executive Officer and President of Columbia Gas Systems, Inc. effective April 28, 1995.





                                   SIGNATURE
                                   ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           NEW JERSEY RESOURCES CORPORATION
                                           --------------------------------


Date: March 16, 1995                       By: /s/LAURENCE M. DOWNES
      --------------                           ---------------------
                                                  Laurence M. Downes
                                                  Senior Vice President and
                                                  Chief Financial Officer